As filed with the Securities and Exchange Commission on October __, 1999

                               File No. 811-04438


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No.12

                         THE FIRST AUSTRALIA FUND, INC.

                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102

       Registrant's Telephone Number, including Area Code: (800) 451-6788

                             Sander M. Bieber, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                              Washington, DC 20006
                                 (202) 261-3308
                     (Name and Address of Agent for Service)




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                                     Part C


         Registrant's Amended and Restated By-Laws, as adopted by Registrant's Board or Directors by unanimous written consent effective as of August 27, 1999, are filed herewith as Exhibit 2(b)(2).

         Power of Attorney  filed herewith as Exhibit 2(s)(3).



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                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 12 to its Registration Statement under the Investment Company Act of 1940 to be signed on its behalf by the undersigned thereunto duly authorized, in the District of Columbia, on the ___ day of October, 1999.






                                             THE FIRST AUSTRALIA FUND, INC.
                                                           Brian M. Sherman
                                                                  President


                                                  By:/s/ Sander M. Bieber
                                                     -----------------------
                                                            Sander M. Bieber
                                                         As Attorney-in-Fact







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                                  EXHIBIT INDEX


Exhibit No.                                        Description

2(b)(2)                                            Amended and Restated By-Laws
2(s)(3)                                            Power of Attorney